Exhibit 99.1

A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction Investor and Analyst Day NASDAQ: STAA November 16, 2017 Evolution in Visual Freedom ™

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH F ORWARD - L OOKING S TATEMENTS All statements in this presentation that are not statements of historical fact are forward - looking statements, including statements about any of the following : any projections of earnings, revenue, sales, profit margins, cash, working capital, effective tax rate or any other financial items ; the plans, strategies, and objectives of management for future operations or prospects for achieving such plans ; statements regarding new, existing, or improved products, including but not limited to, expectations for sales, marketing and clinical initiatives, investment imperatives, expectations for success and timing of new, existing, or improved products in the U . S . or international markets or government approval of new or improved products (including the Toric ICL in the U . S . ) ; the nature, timing and likelihood of resolving issues cited in the FDA’s 2014 Warning Letter or 2015 FDA Form 483 ; future economic conditions or size of market opportunities ; expected costs of quality system or FDA remediation ; statements of belief, including as to achieving 2017 plans ; expected regulatory activities and approvals, product launches, and any statements of assumptions underlying any of the foregoing . Important additional factors that could cause actual results to differ materially from those indicated by such forward - looking statements are set forth in the company’s Annual Report on Form 10 - K for the year ended December 30 , 2016 under the caption “Risk Factors,” which is on file with the Securities and Exchange Commission and available in the “Investor Information” section of the company’s website under the heading “SEC Filings . ” We disclaim any intention or obligation to update or revise any financial projections or forward - looking statements due to new information or events . These statements are based on expectations and assumptions as of the date of this presentation and are subject to numerous risks and uncertainties, which could cause actual results to differ materially from those described in the forward - looking statements . The risks and uncertainties include the following : our limited capital resources and limited access to financing ; the negative effect of unstable global economic conditions on sales of products, especially products such as the ICL used in non - reimbursed elective procedures ; changes in currency exchange rates ; the discretion of regulatory agencies to approve or reject new, existing or improved products, or to require additional actions before approval (including but not limited to FDA requirements regarding the TICL and/or actions related to the 2014 FDA Warning Letter or 2015 FDA Form 483 ) or to take enforcement action ; research and development efforts will not be successful or may be delayed in delivering products for launch ; the purchasing patterns of distributors carrying inventory in the market ; the willingness of surgeons and patients to adopt a new or improved product and procedure ; and patterns of Visian ICL use that have typically limited our penetration of the refractive procedure market . The Visian Toric ICL and the Visian ICL with CentraFLOW are not yet approved for sale in the United States . In addition, to supplement the GAAP numbers, this presentation includes supplemental non - GAAP financial information, which STAAR believes investors will find helpful in understanding its operating performance . “Adjusted Net Income or (Loss)” excludes the following items that are included in “Net Income (Loss)” as calculated in accordance with U . S . generally accepted accounting principles (“GAAP”) : gain or loss on foreign currency transactions, stock - based compensation expenses and remediation expenses . A table reconciling the GAAP information to the non - GAAP information is included in our financial release which can be found in our Form 8 - K filed on November 8 , 2017 and also available on our website .

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction FY16 percent of lens revenue; STAAR also sells injectors that were 4% of total FY16 revenue; the ICL with central port is not available in the US; STAAR has operational and administrative facilities in California, Switzerland and Japan. ICL™ Implantable Collamer® Lens • ICL™ (phakic IOL) delivers Visual Freedom to patients needing Myopic (distance vision) correction • > 700,000 implanted • Patient pay IOL Intraocular Lens • IOL replaces the patient’s natural lens after cataract surgery • Primarily reimbursed 75% 25% ICL™ - In Harmony with the Eye IOL - Lens Replacement

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH ICL™ - THE COLLAMER MATERIAL ADVANTAGE • Biocompatible • Offers UV protection • Quiet in the eye - A layer of fibronectin is believed to form around the lens, inhibiting white cell adhesion to the lens. This coating may prevent the lens from being identified as a foreign object. • Exclusive to STAAR Surgical – STAAR’s Collamer production is a proprietary process that requires an understanding of polymer chemistry, nuclear physics and optical physics. • Proven history for over 20 years! In Harmony with the Natural Eye Iris Cornea ICL™ Retina Natural Lens

GLOBAL LEADER IN PHAKIC IOL "ICL" IMPLANTATION

10-Year Total Revenue & ICL Unit Growth


Revenue
10% Annual Growth
$35.6M
$49.8M
$51.1M
$55.0M
$62.8M
$63.8M
$72.2M
$75.0M
$77.1M
$82.4M
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016


ICL Units
15% Annual Growth
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016

CAGR: 10% TOTAL REVENUE; 15% ICL UNITS

STAARSURGICAL™

™ ICL™ – THE PATIENT EXPERIENCE NEED OUTREACH - EDUCATION IMPLANT Photos from Asia Pacific region where STAAR has Strategic Cooperation Agreements. STEP 1 Patient need and awareness Outreach, education and eye surgeon visit Decision to use ICL Lenses generally available within 2 to 7 days STEP 2 Surgery day Local anesthetic, minimally invasive Quick 20 - 30 minute procedure No dry eye, removable, UV protection STEP 3 One week post - surgery follow - up STEP 4 Annual post - surgery follow - up

™ PATIENT TESTIMONIALS: “ Upgradeable” “Reversible” We invite you to visit staar.com, discoverevo.com and discovericl.com

™ MYOPIA A Growing Global Concern… High Myopia Could Impact Almost 1.0 Billion People by 2050… • An inability to focus at distance - Genetic and/or Environmental Factors • Researchers expect dramatic increase in myopia - More screen use and near vision work - Less time spent outdoors - Positive correlation between education level and myopia incidence Journal of Ophthalmology; The Atlantic, February 19, 2016; and Singapore Health Promotion Board.

™ PRESBYOPIA A New Refractive Market Opportunity Impacts 1.7 Billion People Globally… • An age - related loss of lens accommodation ▪ First symptoms generally appear at age 42 to 44 ▪ An inability to focus when reading • Surgical refractive options: Monocular/LASIK/RLE • An ICL refractive solution could be more desirable to patients seeking Visual Freedom ▪ N ot laser/equipment dependent ▪ Bilateral placement - no emmetropia qualifier ▪ Target each eye for desired correction

™ C LICK TO EDIT M ASTER TITLE STYLE » Click to edit Master text styles ▪ Second level o Third level OUR FOCUS 2015 - 2017 x Engender Culture of Quality - FDA Remediation and Systemic Change x Build R & D Continuum: CentraFLOW®/ Presbyopia/ Cataract Care x Invest in Proprietary Technology and Process Improvements x Develop Global Clinical Validation and Clinical Utility Competency x Properly Size Commercial Strategic Investment – People and Services x Create an Extraordinary Surgeon and Patient Experience x Deliver Shareholder Value: STAAR Market Cap ▪ May 7, 2015 $322M ▪ November 15, 2017 $632M BUILDING A FOUNDATION FOR CONSISTENT GROWTH

™ ™ » Achieve and Retain Compliance with All Regulatory Bodies – Culture of Quality » Successfully Build the Visual Freedom Market for Implantable Lenses: Tangibly Impact Surgeon Engagement, Practice Development and Patient Desirability » Execute Go - to - Market Strategy to Significantly Expand Market Share Globally » Innovate, Develop and Introduce Premium Collamer Lenses and Delivery Systems » Enhance Clinical & Medical Affairs Excellence: Clinical Validation, Surgeon Training » Implement Foundations 2020: Operations & Systems Updates & Improvements » Deliver Shareholder Value WORKING TO DELIVER STRONG GROWTH & SUSTAINED PROFITABILITY 2018 - 2020 OUR FOCUS

™ ™ STAAR is in the patient vision satisfaction business by providing spectacle independence and quality of vision through lens - based surgical correction of refractive error. The business model for Surgeons, Practice Management and STAAR is one of high perceived value generating profit. 2018 - 2020 WHAT BUSINESS ARE WE IN? 12

™ ™ » STAAR is the market leader and best refractive surgical solution and patient experience for high Myopia. » STAAR is focused on becoming a leading provider of refractive surgical solution and patient experience for mid - Myopia. » STAAR aims to become a market leader in refractive surgical solution and patient experience for early Presbyopia. » STAAR aims to become a competitive provider of supplemental lenses implanted during or after cataract surgery. 2018 - 2020 STAAR’ S CURRENT & FUTURE POSITIONING 13

™ ™ TAM – 3.6 MILLION REFRACTIVE PROCEDURES* Source: Refractive Surgery Report: A Global Market Analysis (2015 - 2021) ; Market Scope, October 2016 Contact Lenses 46.9 $4,525 190.0 $7,317 236.9 $11,842 Contact Lens Solution 46.9 $1,326 190.0 $2,387 236.9 $3,713 Eyeglasses 116.1 $16,041 1,229 $31,500 1,345 $47,541 Reading Glasses 59.3 $800 789.5 $2,380 848.8 $3,180 Eye Exams-Professional Fees 125.0 $10,000 1,456.5 $21,186 1,582 $31,186 Refractive Surgery * 0.6 $2,050 3.0 $4,051 3.6 $6,101 Vision Care Population 197.7 $34,742 1,411.2 $82,592 1,608.9 $117,334 Annualized Cost/Person $175.73 $58.53 $72.93 People/ Procedures (mil) US OUS Global Vision Correction Method Total Market ($mil) People/ Procedures (mil) Total Market ($mil) People/ Procedures (mil) Total Market ($mil)

™ REFRACTIVE SURGEONS/COUNTRY (2016) 1,711 295 326 470 3,519 426 58 450 340 364 52 741 17 18 24 China South Korea India Spain United States Germany Saudi Arabia Japan France Egypt Argentina Italy Sweden Belgium Iran ~40% Top 15 ICL Countries

™ ™ REFRACTIVE VISION CORRECTION PROCEDURES (2016) 901,250 156,237 209,576 94,778 635,000 144,949 17,685 75,750 74,324 118,450 25,834 85,000 10,301 11,254 26,164 China South Korea India Spain United States Germany Saudi Arabia Japan France Egypt Argentina Italy Sweden Belgium Iran 34.8% 24.6% Top 15 ICL Countries

™ BUILDING A FOUNDATION FOR CONSISTENT GROWTH STAAR’S TARGET MARKET OPPORTUNITY 2M EYES 3.6 Million Refractive Procedures Performed by Eye Surgeons Annually Current & Future Products to Capture Share: EVO; EVO with Larger Optic (EVO+); EVO with EDOF for Presbyopia; Pre - Loaded EVO and Pre - Loaded Visian ICL Estimate of Annual Opportunity: ▪ High Myopia ( - 10+): 70,000 Eyes ▪ Mid - Myopia ( - 6 to - 10): 500,000 Eyes ▪ Early Presbyopia (Age 45 to 55) : 1,500,000 Eyes *Top 10 Markets/Procedures from 2016 Marketscope Report; A Systematic Review and Meta - Analysis , AAO Journal May 2016; and Estimated Market Share Opportunity

™ ™ Build Global Awareness of the ICL » All High Myopes Need to Know About the ICL » The Patient Experience for the High Myope with ICL vs. Glasses and Contact Lenses Should Become a “A Wished for Rite of Passage” » Front Office Opticians and OD’s Must Be Trained in Practice Development » Video Channels, Facebook, Twitter, Instagram… Active Sharing of the Visual Freedom Experience » Sponsorships, Brand Ambassadors: Athletics, Music… Streaming Event Marketing 2018 - 2020: STRATEGIC IMPERATIVES 18 Working to Deliver Strong Growth & Sustained Profitability

2018-2020: STRATEGIC IMPERATIVES

Working to Deliver Strong Growth & Sustained Profitability

Clinical Affairs: Clinical Validation

U.S.

- Toric ICL Approval
- Toric ICL PAS (Post Approval Study)
- EVO IDE and Clinical Trial
- EVO PAS (Post Approval Study)
- EVO Presbyopia EDOF IDE

Outside the U.S.

- European EVO EDOF Presbyopia Clinical Trial and Approval
- EVO EDOF Toric Lens Clinical Pilot
- EVO Supplemental Lens Data Collection and Clinical Reports
- Clinical Applications


Clinical Ophthalmology

Dovepress

REVIEW

Meta-analysis and review: effectiveness, safety, and central port design of the intraocular collamer lens

Mark Packer

Introduction

Packer M. Meta-analysis and review: effectiveness, safety, and central port design of the intraocular collamer lens. Clin Ophthalmol. 2016; 10: 1059–1077.

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STAARSURGICAL™

™ ™ Innovate/Develop, Premium Lenses & Delivery Systems » EVO EDOF Presbyopia Toric » Collamer Material IOL EDOF Presbyopia » Second Generation Collamer Material » Supplementary IOL for Sulcus Placement: Piggyback Lens » Additional Lens Sizes » Diagnostic Devices to Support Lens Fitting & Placement » Next Generation Delivery Systems STRATEGIC IMPERATIVES: (2018 - 2020) 20 Working to Deliver Strong Growth & Sustained Profitability

™ ™ Launch & Deliver Foundations 2020: Optimize: Invest Incremental $1.0M » Raw Materials Processing » Collamer Manufacturing » Lens Machining » Optical Measurement » QC Automation Target: $1.2M Annualized Cost Reductions » Direct Labor Cost Reduction » Raw Material Cost Reduction » Improve Yields » Reduce Overhead 2018 - 2020: STRATEGIC IMPERATIVES 21 Working to Deliver Strong Growth & Sustained Profitability

™ ™ Commercial Infrastructure Business Model Sales: Direct » U.S., Canada, UK, Spain, Germany, Japan Sales: Hybrid (Shared STAAR w/Distributor) » China, Korea, India Sales: Distributor » Rest of Europe, Middle East, Latin America, Rest of APAC Strategic Agreements: All Channels ▪ Practice Development ▪ Certified Training ▪ Clinical Research ▪ Fellowship Programs ▪ Co - Marketing & Branding ▪ Digital Marketing Support ▪ Patient Education & Patient Events 2018 - 2020: STRATEGIC IMPERATIVES 22 Working to Deliver Strong Growth & Sustained Profitability

™ ™ T HREE - Y EAR F INANCIAL O UTLOOK (2018 - 2020) STAAR SURGICAL OUTLOOK » REVENUE GROWTH GOALS: Assumes U.S. Market Open for New Products » 15% to 20% Increase Annually » Stretch Target 25+% ICL Unit Growth Annually » PROFITABILITY IMPROVEMENT: Assumes Base Business Spending Largely Scalable » Added Investment Focus: Commercial Infrastructure, Clinical & Regulatory, Consumers » Achieve Sustainable Positive EPS – Within 3 Year Plan » MAINTAIN & IMPROVE CASH FLOW: » Achieve Cash Balance of $25M by Year - End 2020 23

THREE-YEAR FINANCIAL OUTLOOK (2018-2020)

STAAR SURGICAL OUTLOOK



- **REVENUE ASSUMPTIONS**
  - *U.S. TICL Approval 2018*
  - *EU & U.S. Preloaded ICL Launch 2018 – ROW to Follow Throughout Planning Period*
  - *Korea Resumes Sales Growth 2018*
  - *EU ICL Presby Launch 2019*
  - *Moderate Change in ASP's throughout Planning Cycle – Decreased ASP's of Selling Lower Diopter Range ICL's Offset by Increased ASP's of Toric Mix and Introduction of Preloaded ICL's*
- **UNIT COST ASSUMPTIONS**
  - *Target $1.2M Net Reduction in Manufacturing Costs Annually Offsetting Improvement and Automation Costs*
- **SG&A ASSUMPTIONS**
  - *Overall Spending Growth Slows to Single Digits in Latter Part of Planning Period*
  - *R&D Spend as a % of Sales Settles into the Mid-Teens by the end of Planning Period*

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STAARSURGICAL™

™ 2018 to 2020 ▪ “Millions of Eyes” Global Opportunity – Myopia & Presbyopia ▪ Revenue Growth Goal 15% – 20% Annually ▪ Targeting Achievement of Sustained Profitability within Period ▪ Gross Margin & Cash Generation Growth Continues ▪ EVO ICL Product Family Expansion: Myopia & Presbyopia EDOF ▪ Growing Global Partners – Strategic Agreements Secure Base

A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction APPENDIX Q3 2018 AND YTD FINANCIAL SLIDES NASDAQ: STAA November 16, 2017 Evolution in Visual Freedom ™

™ Q3 2017 GAAP FINANCIAL SUMMARY Income Statement ($ millions, except per share) Q3 2017 Q3 2016 Revenue $ 23.5 $ 20.1 Gross Profit $ 16.8 $ 14.9 Gross Profit Margin 71.8% 74.2% Operating Expenses $ 15.8 $ 16.6 Other Income (Expense) $ 0.5 $ 0.0 Income (Loss) Before Taxes $ 1.6 $ (1.7) Net Income (Loss) $ 1.2 $ (1.8) Net Income (Loss) per Share $ 0.03 $ (0.04)

™ Q3 2017 NON - GAAP FINANCIAL SUMMARY Adjusted Net Income ($ millions, except per share) Q3 2017 Q3 2016 GAAP Net Income (Loss) $ 1.2 $ (1.8) Foreign Currency Impact $ (0.4) $ (0.0) Stock - Based Compensation Expense $ 0.8 $ 0.4 Remediation Expense $ 0.0 $ 0.5 Adjusted Net Income (Loss) $ 1.5 $ (0.9) Adjusted Net Income (Loss) per Share $ 0.04 $ (0.02)

™ SEPTEMBER YTD 2017 RESULTS Key Takeaways • Net Sales of $65.8 Million Up 9% from the Prior Year Period • ICL Sales Up 15% and Units Up 15% from the Prior Year Period • IOL Sales Down 13% from the Prior Year Period • Operating Expenses Improved to $15.8 Million from $16.6 Million in the Prior Year Period Resulting in Net Income of $1.2 Million Compared to a Net Loss of $1.8 Million in the Prior Year Period • Cash Provided by Operating Activities Improved to $1.8 Million from $0.9 Million in the Prior Year Period Forward Looking Metrics • Double Digit ICL Unit Growth Projected for 2017 • Gross Margin Expansion Projected for 2017 • Continued Investment in Operations to Support Base Business and Investment in Strategic Priorities; Overall 2017 Planned Expenses Less than 2016

™ C LICK TO EDIT M ASTER TITLE STYLE » Click to edit Master text styles ▪ Second level o Third level 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 2014 2015 2016 9 Mos. 2017 GROSS MARGIN ICL MIX GROSS MARGIN EXPANSION

™ C LICK TO EDIT M ASTER TITLE STYLE » Click to edit Master text styles ▪ Second level o Third level 0 2 4 6 8 10 12 14 16 18 FYE 2014 FYE 2015 FYE 2016 9 Mos. 2017 CASH Linear (CASH) CASH - $ Millions

A Leading Developer, Manufacturer and Marketer of Premium Implantable Lenses for Refractive Vision Correction Investor and Analyst Day NASDAQ: STAA November 16, 2017 Evolution in Visual Freedom ™